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Scudder Florida Tax-Free Income Fund

Classes A, B and C

Semiannual Report

February 28, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Florida Tax-Free Income Fund	Nasdaq Symbol	CUSIP Number
Class A	KFLAX	811-204205
Class B	KFLBX	811-204809
Class C	KFLCX	811-204882

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Florida Tax-Free Income Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	2.65%	7.55%	8.64%	5.31%	5.69%
Class B	2.22%	6.66%	7.74%	4.43%	4.81%(a)
Class C	2.21%	6.62%	7.67%	4.41%	4.82%(a)
Lehman Brothers Municipal Bond Index++	3.36%	7.67%	8.92%	6.08%	6.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/03	$ 10.62	$ 10.60	$ 10.61
8/31/02	$ 10.56	$ 10.54	$ 10.55
Distribution Information: Six Months: Income Dividends	$ .21	$ .17	$ .17
February Income Dividend	$ .0337	$ .0272	$ .0273
SEC 30-day Yield+	3.47%	2.80%	2.79%
Tax Equivalent Yield+	5.65%	4.56%	4.54%
Current Annualized Distribution Rate (based on Net Asset Value)+	4.14%	3.34%	3.36%

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended February 28, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.6%. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Florida Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	8	of	62	13
3-Year	9	of	61	15
5-Year	12	of	58	21
10-Year	5	of	21	23

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results would have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Florida Tax-Free Income Fund - Class A [] Lehman Brothers Municipal Bond Index++

Yearly periods ended Feburary 28

Comparative Results (Adjusted for Sales Charge)
Scudder Florida Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,271	$12,245	$12,372	$16,613
	Average annual total return	2.71%	6.98%	4.35%	5.21%
Class B(c)	Growth of $10,000	$10,366	$12,307	$12,322	$15,992(a)
	Average annual total return	3.66%	7.17%	4.26%	4.81%(a)
Class C(c)	Growth of $10,000	$10,556	$12,356	$12,286	$15,845(a)
	Average annual total return	5.56%	7.31%	4.20%	4.71%(a)
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,767	$12,922	$13,431	$18,467
	Average annual total return	7.67%	8.92%	6.08%	6.33%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Florida Tax-Free Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery we have been experiencing has lost some of its momentum.

To understand why, it helps to understand how we got here. Think back to the boom of the late 1990s. Companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues recovering - but it is doing so slowly. Businesses and consumers are intent on repairing their balance sheets and budgets after the last boom, so are spending money more cautiously than they have in the past. Plus, two new concerns are making it difficult for the economy to recover wholeheartedly.

First, we are dealing with considerable geopolitical uncertainty. Companies, as well as individuals, fear terrorism, war in the Middle East and tensions with North Korea. As a result, they're more cautious in their spending.

Second, high oil prices are slowing down economic growth. The economy is sensitive to oil prices because oil is the country's dominant fuel source. When the market is tight - as it is now, with prices above $30 a barrel as of press time - this presents a heavy burden on corporate profitability and economic growth. That's because companies who need oil for production are forced to pay more for the product, and in turn are forced to raise prices for their goods. This could limit consumer spending.

Economic Guideposts Data as of 2/28/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

As a result, the near-term outlook for the economy depends on how the geopolitical situation plays out. If energy prices drop, and adverse shocks are avoided - i.e., if there is no prolonged or spreading war, and no major terrorist strikes - we expect the recovery to gradually gather momentum later in the year.

Note that even if the geopolitical concerns are resolved, the government will still need to keep its current policies (such as low interest rates and tax cuts) in place to keep the economy on track. We expect this to occur.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of March 15, 2003, and may not actually come to pass.

Portfolio Management Review

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder Florida Tax-Free Income Fund. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the bond market perform in the six-month period ended February 28, 2003?

A: Over the last six months, bonds continued to outperform stocks, with the Lehman Brothers Aggregate Bond Index1 gaining 4.74% and the Standard & Poor's 500 index (S&P 500)2 losing 7.29%. Throughout much of the period, investors remained concerned about the sluggish US economy, weak corporate earnings, the potential for a war with Iraq and the possibility of terrorist attacks. Municipal bonds posted admirable results, with the Lehman Brothers Municipal Bond Index rising 3.36%, as the relative stability of municipal bonds continued to hold appeal. In the fourth quarter of 2002, particularly in November and December, stocks and lower-quality bonds staged a rally. That boost was aided by the Federal Reserve Board's decision to cut the federal funds rate by 50 basis points, rather than by just 25 basis points, which the market had been anticipating. However, in January and February, worries about a war with Iraq and terrorist attacks heightened once again. Furthermore, the Federal Reserve Board's decision at its January meeting to keep interest rates unchanged, while noting a neutral bias on the marketplace, did little to propel the stock market further forward. As such, Treasury and municipal bonds regained favor again. (Treasury bonds are backed in interest and principal by the full faith and credit of the US government. Past performance is no guarantee of future results.)

1 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
2 The S&P 500 is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

Q: How did bond yields react during the period?

A: Bond yields generally declined in the six-month period ended February 28, 2003, though municipal bond yields declined less than Treasury bond yields. These lower yields can be attributed to the Fed's decision to cut the federal funds rate in November and to investors' general favoritism of less risky fare, particularly Treasury bonds, which has increased the price of Treasuries and decreased their yields.

Overall, the municipal bond yield curve steepened slightly over the last six months. (The yield curve illustrates the relationship between the yield on bonds of the same credit quality but different maturities. A steepening of the curve means that the difference in yields between longer-term and shorter-term maturities has increased.) Much of the steepness in the yield curve occurred as a result of declining yields among short-maturity bonds. For instance, a five-year AAA-rated municipal bond yielded 2.44% as of February 28, 2003 - 55 basis points less than the 2.99% it was yielding as of August 31, 2002. (A basis point is one-hundredth of a percentage point.)

Municipal bond yield curve

Source: Deutsche Investment Management Americas Inc.

Q: How did Scudder Florida Tax-Free Income Fund perform during the period?

A: For the six-month period ended February 28, 2003, the fund posted positive absolute results. Scudder Florida Tax-Free Income Fund gained 2.65% (Class A shares, unadjusted for sales charges) in the period. That return underperformed the fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which delivered 3.36%. The fund's total return also slightly lagged the average peer in the Lipper Florida Municipal Debt Funds category3, which gained 2.76%, according to Lipper Inc. (Past performance is no guarantee of future results.)

3 The Lipper Florida Municipal Debt Funds category includes funds that limit their assets to securities that are exempt from taxation in Florida.

Q: How did the fund's positioning contribute to its performance?

A: We believe Florida's economy remains fiscally strong. Solid credit selection aided results, but our exposure to five- to 10-year bonds held back returns. While we had prepared for underperformance in this area of the municipal bond yield curve, our hedging instruments did not work as well as anticipated. In addition, we typically had 80% of assets invested in issues with credit ratings of AA or above. That focus on higher-quality securities helped, as the struggling US economy and impending war with Iraq kept up investor interest in high-quality bonds.

In addition, in recent months, we purchased bonds with slightly longer maturities, while keeping the fund's duration neutral. As a result, we believe the fund should be well positioned when the yield curve normalizes. We continue to see tax-free bonds as very attractive on an after-tax basis vs. US Treasury bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2003

Portfolio Composition	2/28/03	8/31/02

Revenue Bonds	74%	78%
US Government Secured	17%	13%
General Obligation Bonds	9%	9%
	100%	100%

Quality	2/28/03	8/31/02

AAA	67%	67%
AA	13%	11%
A	9%	7%
BBB	3%	2%
Not Rated	8%	13%
	100%	100%

Effective Maturity	2/28/03	8/31/02

1-10 years	46%	43%
11-20 years	54%	57%
	100%	100%

Interest Rate Sensitivity	2/28/03	8/31/02

Average Maturity	11.0 years	11.2 years
Duration	7.3 years	7.9 years

Portfolio composition, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Florida 91.4%
Broward County, Airport Revenue, Airport Systems Revenue, Series E, 5.25%, 10/1/2012 (b)	1,000,000	1,076,670
Charlotte County, Utility Revenue, Prerefunded, 6.75%, 10/1/2013 (b)	250,000	263,387
Dade County, County GO Lease, Governmental Leasing Corp., Series C, 9.0%, 4/1/2020	1,025,000	1,055,770
Dade County, Industrial Development Revenue, 6.25%, 10/1/2011 (b)	500,000	607,045
Escambia County, Hospital & Healthcare Revenue, 5.95%, 7/1/2020 (b)	1,000,000	1,102,850
Florida, ETM, 6.0%, 11/1/2018 (b)	1,250,000	1,513,963
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	750,000	774,075
Florida, Pollution Control Revenue, Water Pollution Control Financing Authority, 5.5%, 1/15/2014	1,000,000	1,135,970
Florida, Public Housing Revenue, 5.2%, 1/1/2031	1,560,000	1,635,083
Florida, State GO, State Board of Education, Series D, 5.375%, 6/1/2019	1,000,000	1,092,100
Fort Pierce, FL, Electric Revenue, Zero Coupon, 10/1/2018 (b)	2,000,000	987,940
Gainesville, FL, Electric Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,676,976
Hidalgo County, Hospital & Healthcare Revenue, 5.25%, 11/15/2020	1,000,000	1,014,350
Hillsborough County, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	957,820
Hillsborough County, Sales & Special Tax Revenue, School District, 5.375%, 10/1/2016 (b)	1,000,000	1,106,380
Hillsborough County, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, 6.5%, 8/15/2019 (b)	1,000,000	1,251,540
Jacksonville, FL, Electric Authority Revenue, Electric Systems, Series C, 1.2%*, 10/1/2030 (d)	1,000,000	1,000,000
Jacksonville, FL, Sales & Special Tax Revenue, Local Government, 5.5%, 10/1/2018 (b)	1,000,000	1,163,220
Key West, FL, Electric Revenue, Zero Coupon, 10/1/2014 (b) (c)	4,975,000	3,092,112
Lakeland, FL, Hospital & Healthcare Revenue, 5.5%, 11/15/2032	1,000,000	1,006,750
Marion County, Hospital & Healthcare Revenue, 5.625%, 10/1/2019	1,000,000	1,034,120
Melbourne, FL, Water & Sewer Revenue, Zero Coupon, 10/1/2016 (b)	1,350,000	748,670
Miami Beach, FL, Water & Sewer Revenue, 5.75%, 9/1/2017 (b)	725,000	820,794
Nassau County, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	955,000	985,445
North Miami, FL, Higher Education Revenue, Johnson & Wales University Project:
Series A, 6.1%, 4/1/2013	1,285,000	1,329,165
Series A, 6.125%, 4/1/2020	1,500,000	1,545,165
Orange County, Health Facilities Authority Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (b)	2,120,000	2,650,594
Orange County, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare:
5.75%, 12/1/2032	1,000,000	1,023,520
Series A, 6.25%, 10/1/2016 (b)	880,000	1,078,299
Series A, 6.25%, 10/1/2018 (b)	500,000	614,105
Orlando, FL, Airport Revenue, 5.75%, 10/1/2011 (b)	1,690,000	1,913,300
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	3,000,000	3,837,270
Orlando, FL, Other (REV) Lease, Capital Improvements, Series A, 4.75%, 10/1/2022	1,600,000	1,612,992
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	497,115
Orlando, FL, Transportation/Tolls Revenue, Expressway Authority, 6.5%, 7/1/2012 (b)	1,000,000	1,240,840
Palm Beach County, Airport Revenue, Airport System, 5.75%, 10/1/2014 (b)	1,000,000	1,187,100
Palm Beach County, Project Revenue, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (b)	110,000	145,642
Palm Beach County, Resource Recovery Revenue, Solid Waste Authority, Series A, Zero Coupon, 10/1/2013 (b)	2,865,000	1,865,316
Pensacola, FL, Hospital & Healthcare Revenue, Daughters of Charity National Healthcare, Prerefunded, 5.25%, 1/1/2011	2,200,000	2,275,328
Seminole County, Sales & Special Tax Revenue, 5.375%, 10/1/2019 (b)	1,000,000	1,093,620
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.25%, 11/15/2033	1,000,000	996,130
St. Johns County, Water & Sewer Revenue, Series A, Zero Coupon, 6/1/2016 (b)	440,000	247,887
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (b)	2,500,000	2,892,325
Tallahassee, FL, Electric Revenue, Energy Systems Revenue, 5.5%, 10/1/2016 (b)	1,005,000	1,165,850
Tampa Bay, FL, Sales & Special Tax Revenue, Tampa Bay Arena Project, 5.75%, 10/1/2020 (b)	2,075,000	2,453,501
Tampa Bay, FL, Sales & Special Tax Revenue, Zero Coupon, 10/1/2016 (b)	375,000	208,241
Tampa Bay, FL, Water & Sewer Revenue, Prerefunded, 5.625%, 10/1/2013 (b)	1,850,000	2,172,473
Tampa, FL, Electric Revenue, Zero Coupon, 10/1/2014 (b) (c)	3,165,000	1,964,927
Tampa, FL, Industrial Development Revenue, Occupational License Tax, Series A, 5.375%, 10/1/2017 (b)	1,000,000	1,108,180
Tampa, FL, Sales & Special Tax Revenue, Series A, 5.375%, 10/1/2017 (b)	500,000	552,920
Westchase, FL, Special Assessment Revenue, Community Development District, 5.8%, 5/1/2012 (b)	2,975,000	3,355,622
		68,130,457
California 0.3%
California, Special Assessment Revenue, 6.75%, 6/1/2039	250,000	246,798
New Jersey 1.3%
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,000,000	936,920
Puerto Rico 6.1%
Puerto Rico Commonwealth, Sales & Special Tax Revenue, Inverse Floater, 10.76%**, 7/1/2016 (b)	1,000,000	1,448,790
Puerto Rico Commonwealth, State GO, 6.25%, 7/1/2013 (b)	1,850,000	2,280,902
Puerto Rico Commonwealth, State GO, Zero Coupon, 7/1/2017	1,500,000	797,700
		4,527,392
Virgin Islands 0.9%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	600,000	666,588
Total Investment Portfolio - 100.0% (Cost $66,859,200) (a)		74,508,155

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of February 28, 2003.
** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $1,448,790 and aggregating 1.9% of net assets, are shown at their current rate as of February 28, 2003.
(a) The cost for federal income tax purposes was $66,680,055. At February 28, 2003, net unrealized appreciation for all securities based on tax cost was $7,828,100. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,858,882 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,782.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) At February 28, 2003, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(d) Security incorporates a letter of credit or line of credit from a major bank.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At February 28, 2003, open futures contracts sold short were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year SWAP Future	6/16/2003	5	567,118	570,156	(3,038)
10 Year US Treasury Notes	6/19/2003	93	10,679,184	10,729,875	(50,691)
Total unrealized depreciation on open futures contracts					(53,729)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $66,859,200)	$ 74,508,155
Cash	66,449
Interest receivable	1,127,086
Receivable for Fund shares sold	48,600
Total assets	75,750,290
Liabilities
Dividends payable	27,754
Payable for daily variation margin on open futures contracts	41,266
Payable for Fund shares redeemed	111,439
Accrued management fee	31,996
Other accrued expenses and payables	31,413
Total liabilities	243,868
Net assets, at value	$ 75,506,422
Net Assets
Net assets consist of: Undistributed net investment income	$ 16,338
Net unrealized appreciation (depreciation) on: Investments	7,648,955
Futures	(53,729)
Accumulated net realized gain (loss)	(2,010,505)
Paid-in capital	69,905,363
Net assets, at value	$ 75,506,422

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($68,793,131 / 6,478,474 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.62
Maximum offering price per share (100 / 95.50 of $10.62)	$ 11.12
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,452,666 / 514,429 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.60
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($1,260,625 / 118,863 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.61
Maximum offering price per share (100 / 99.00 of $10.61)	$ 10.72

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2003 (Unaudited)
Investment Income
Income: Interest	$ 1,887,833
Expenses: Management fee	205,244
Administrative fee	38,837
Distribution service fees	97,399
Trustees' fees and expenses	816
Other	999
Total expenses	343,295
Net investment income	1,544,538
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,700
Futures	(494,838)
(485,138)
Net unrealized appreciation (depreciation) during the period on: Investments	725,720
Futures	156,968
882,688
Net gain (loss) on investment transactions	397,550
Net increase (decrease) in net assets resulting from operations	$ 1,942,088

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2003 (Unaudited)	Year Ended August 31, 2002
Operations: Net investment income	$ 1,544,538	$ 3,130,697
Net realized gain (loss) on investment transactions	(485,138)	70,020
Net unrealized appreciation (depreciation) on investment transactions during the period	882,688	1,170,518
Net increase (decrease) in net assets resulting from operations	1,942,088	4,371,235
Distributions to shareholders from: Net investment income: Class A	(1,411,686)	(2,883,067)
Class B	(91,626)	(196,076)
Class C	(17,605)	(30,127)
Fund share transactions: Proceeds from shares sold	7,658,576	10,665,161
Reinvestment of distributions	833,702	1,639,740
Cost of shares redeemed	(8,204,617)	(11,315,110)
Net increase (decrease) in net assets from Fund share transactions	287,661	989,791
Increase (decrease) in net assets	708,832	2,251,756
Net assets at beginning of period	74,797,590	72,545,834
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $16,338 and $7,283, respectively)	$ 75,506,422	$ 74,797,590

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.56	$ 10.40	$ 9.85	$ 9.72	$ 10.62	$ 10.42
Income (loss) from investment operations: Net investment income	.21	.45	.46	.45	.47	.49
Net realized and unrealized gain (loss) on investment transactions	.06	.15	.57	.13	(.68)	.35
Total from investment operations	.27	.60	1.03	.58	(.21)	.84
Less distributions from: Net investment income	(.21)	(.44)	(.48)	(.45)	(.47)	(.49)
Net realized gains on investment transactions	-	-	-	-	(.22)	(.15)
Total distributions	(.21)	(.44)	(.48)	(.45)	(.69)	(.64)
Net asset value, end of period	$ 10.62	$ 10.56	$ 10.40	$ 9.85	$ 9.72	$ 10.62
Total Return (%)[c]	2.65**	6.05	10.77	6.15	(2.13)	8.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	68	66	70	85	100
Ratio of expenses before expense reductions (%)	.84*	.89	.91[d]	1.00	.88	.85
Ratio of expenses after expense reductions (%)	.84*	.89	.89[d]	.99	.88	.85
Ratio of net investment income (%)	4.22*	4.38	4.67	4.80	4.57	4.65
Portfolio turnover rate (%)	3*	14	13	21	56	70
[a] For the six months ended February 28, 2003 (Unaudited).
[b] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 4.33% to 4.38%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .87%, respectively.
* Annualized ** Not annualized

Class B
Years Ended August 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.54	$ 10.38	$ 9.83	$ 9.71	$ 10.60	$ 10.40
Income (loss) from investment operations: Net investment income	.17	.37	.38	.38	.39	.40
Net realized and unrealized gain (loss) on investment transactions	.06	.14	.56	.12	(.67)	.35
Total from investment operations	.23	.51	.94	.50	(.28)	.75
Less distributions from: Net investment income	(.17)	(.35)	(.39)	(.38)	(.39)	(.40)
Net realized gains on investment transactions	-	-	-	-	(.22)	(.15)
Total distributions	(.17)	(.35)	(.39)	(.38)	(.61)	(.55)
Net asset value, end of period	$ 10.60	$ 10.54	$ 10.38	$ 9.83	$ 9.71	$ 10.60
Total Return (%)[c]	2.22**	5.16	9.77	5.32	(2.85)	7.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	6	6	6	6
Ratio of expenses before expense reductions (%)	1.69*	1.71	1.79[d]	1.77	1.69	1.68
Ratio of expenses after expense reductions (%)	1.69*	1.71	1.74[d]	1.76	1.69	1.68
Ratio of net investment income (%)	3.37*	3.56	3.82	4.03	3.76	3.82
Portfolio turnover rate (%)	3*	14	13	21	56	70
[a] For the six months ended February 28, 2003 (Unaudited).
[b] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.51% to 3.56%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.75% and 1.73%, respectively.
* Annualized ** Not annualized

Class C
Years Ended August 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.55	$ 10.38	$ 9.83	$ 9.71	$ 10.60	$ 10.41
Income (loss) from investment operations: Net investment income	.17	.37	.37	.38	.39	.40
Net realized and unrealized gain (loss) on investment transactions	.06	.14	.56	.12	(.67)	.34
Total from investment operations	.23	.51	.93	.50	(.28)	.74
Less distributions from: Net investment income	(.17)	(.34)	(.38)	(.38)	(.39)	(.40)
Net realized gains on investment transactions	-	-	-	-	(.22)	(.15)
Total distributions	(.17)	(.34)	(.38)	(.38)	(.61)	(.55)
Net asset value, end of period	$ 10.61	$ 10.55	$ 10.38	$ 9.83	$ 9.71	$ 10.60
Total Return (%)[c]	2.21**	5.12	9.69	5.34	(2.84)	7.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.9		1	1.7
Ratio of expenses before expense reductions (%)	1.68*	1.70	1.97[d]	1.74	1.68	1.69
Ratio of expenses after expense reductions (%)	1.68*	1.70	1.84[d]	1.73	1.68	1.69
Ratio of net investment income (%)	3.38*	3.57	3.73	4.06	3.76	3.81
Portfolio turnover rate (%)	3*	14	13	21	56	70
[a] For the six months ended February 28, 2003 (Unaudited).
[b] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.52% to 3.57%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.85% and 1.83%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Florida Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $1,377,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($623,000), August 31, 2009 ($714,000) and August 31, 2010 ($40,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $132,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 28,467
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,377,000)
Net unrealized appreciation (depreciation) on investments	$ 7,083,859

In addition, during the year ended August 31, 2002 the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 3,109,270

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $1,974,413 and $1,210,000 respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.10%, 0.15% and 0.125% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended February 28, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2003
Class A	$ 34,011	$ 5,547
Class B	4,163	663
Class C	663	121
	$ 38,837	$ 6,331

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2003
Class B	$ 20,814	$ 3,278
Class C	3,976	716
	$ 24,790	$ 3,994

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2003	Effective Rate
Class A	$ 64,623	$ 10,531.19%
Class B	6,661	1,042.24%
Class C	1,325	213.25%
	$ 72,609	$ 11,786

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the six months ended February 28, 2003 aggregated $8,438. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended February 28, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2003, the CDSC for Class B and C shares was $5,598 and none, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2003, SDI received a sales charge of $96.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2003, there were no custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	627,010	$ 6,558,218	966,935	$ 9,807,741
Class B	70,093	745,320	63,887	658,811
Class C	33,921	355,038	19,173	198,609
		$ 7,658,576		$ 10,665,161
Shares issued to shareholders in reinvestment of distributions
Class A	74,825	$ 785,652	150,122	$ 1,540,632
Class B	3,406	35,674	7,585	77,591
Class C	1,180	12,376	2,100	21,517
		$ 833,702		$ 1,639,740
Shares redeemed
Class A	(702,256)	$ (7,365,793)	(967,509)	$ (9,899,159)
Class B	(67,523)	(708,567)	(128,485)	(1,316,061)
Class C	(12,117)	(130,257)	(9,768)	(99,890)
		$ (8,204,617)		$ (11,315,110)
Net increase (decrease)
Class A	(421)	$ (21,923)	149,548	$ 1,449,214
Class B	5,976	72,427	(57,013)	(579,659)
Class C	22,984	237,157	11,505	120,236
		$ 287,661		$ 989,791

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002